                                                                    EXHIBIT 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.
IDENTIFICATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS AMENDED


This Exhibit 99.1 includes excerpts from or references to portions of the Corporation's 2002 Annual Report to Shareholders ("2002 Annual Report") that were incorporated by reference into the Corporation's Annual Report on Form 10-K, as amended, for the year ended December 31, 2002 ("2002 Form 10-K"). These excerpts or references include disclosures of non-GAAP financial measures as defined by the SEC's Release No. 33-8176, "Conditions for Use of Non-GAAP Financial Measures," that was effective subsequent to the Corporation's filing of the 2002 Form 10-K. In addition to such non-GAAP financial measures, this
Exhibit 99.1 provides corresponding amounts or disclosures on a basis consistent with generally accepted accounting principles ("GAAP") as required by Release No. 33-8176 and in accordance with the SEC's "Frequently Asked Questions Regarding the Use of Non-GAAP Financial Measures" guidance issued June 13, 2003.

In addition, this Exhibit 99.1 includes a Glossary of Terms similar to the glossary that was included in the Financial Review section of the Corporation's Quarterly Report on Form 10-Q for the three months ended June 30, 2003 ("June 2003 Form 10-Q"). Many of these terms were also used in the 2002 Annual Report and 2002 Form 10-K.

The information in this Exhibit 99.1 is provided solely for the purpose of identifying and reconciling to GAAP the applicable items disclosed in the 2002 Annual Report and does not represent the consolidated financial statements of the Corporation for any period nor does it purport to serve any other purpose under the SEC's financial reporting and disclosure rules and regulations.

1-a. TAXABLE-EQUIVALENT NET INTEREST INCOME IN THE 2002 ANNUAL REPORT:

In the "Consolidated Statement of Income Review" and "2001 versus 2000 - Consolidated Income Statement Review" portions of the Financial Review section of the 2002 Annual Report, the Corporation discussed taxable-equivalent net interest income (net interest income on a taxable-equivalent basis). Further, total revenue as used in the "Selected Ratios" portions of "Selected Consolidated Financial Data" and in the "Results of Businesses" table of "Review of Businesses" in the Financial Review section of the 2002 Annual Report reflects the sum of net interest income, taxable-equivalent basis and noninterest income.

1-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In presenting net interest income on a taxable-equivalent basis, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments in order to provide accurate comparisons of yields and margins for all earning assets.

A reconciliation of net interest income on a taxable-equivalent basis to net interest income as reported in the Corporation's Consolidated Statement of Income in the 2002 Annual Report follows:



Year Ended December 31
Dollars in millions                                                2002                    2001                2000
========================================================================      ======================================

FINANCIAL PERFORMANCE
Net interest income, GAAP basis                                   $2,197                  $2,262             $2,164
Taxable-equivalent adjustment                                         13                      16                 18
-------------------------------------------------------------------------------------------------------------------
Net interest income, taxable-equivalent basis                     $2,210                  $2,278             $2,182
                                                                  ======                  ======             ======


A reconciliation of total revenue on a taxable-equivalent basis to total revenue on a GAAP basis (net interest income on a GAAP basis and noninterest income) follows:


Year Ended December 31
Dollars in millions                                                2002                    2001                2000
========================================================================      ======================================

FINANCIAL PERFORMANCE
Total revenue, GAAP basis                                         $5,394                  $4,914             $5,114
Taxable-equivalent adjustment                                         13                      16                 18
-------------------------------------------------------------------------------------------------------------------
Total revenue, taxable-equivalent basis                           $5,407                  $4,930             $5,132
                                                                  ======                  ======             ======


2-a. EXCERPT FROM PAGE 26, "FINANCIAL REVIEW - SELECTED CONSOLIDATED FINANCIAL DATA," OF THE 2002 ANNUAL REPORT:

                                                                                    Year ended December 31
                                                                 --------------------------------------------------------------
Dollars in millions                                                    2002            2001       2000        1999        1998
===============================================================================================================================

SUMMARY OF OPERATIONS
Noninterest income before net securities gains                       $3,108       $2,521       $2,930       $2,438      $2,076
Net securities gains                                                     89          131           20           22          16



2-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

The caption "noninterest income before net securities gains" is not found within the Corporation's 2002 consolidated financial statements prepared in accordance with GAAP. Total noninterest income disclosed in accordance with GAAP is the sum of the two line items disclosed above as follows:

                                                                                    Year ended December 31
                                                                 --------------------------------------------------------------
Dollars in millions                                                    2002            2001       2000        1999        1998
===============================================================================================================================

Noninterest income before net securities gains                        $3,108       $2,521        $2,930     $2,438      $2,076
Net securities gains                                                      89          131            20         22          16
                                                                 --------------------------------------------------------------
Total noninterest income                                              $3,197       $2,652        $2,950     $2,460      $2,092
                                                                      ======       ======        ======     ======      ======


3-a. EXCERPT FROM PAGE 27, "FINANCIAL REVIEW - SELECTED CONSOLIDATED FINANCIAL DATA," OF THE 2002 ANNUAL REPORT:


SELECTED RATIOS
Year ended December 31                                                  2002         2001          2000       1999        1998
-------------------------------------------------------------------------------------------------------------------------------
From Continuing Operations                                                                                        9
    Noninterest income to total revenue                                  59.1%        53.8%         57.5%      51.0%      45.4%
    Efficiency (b)                                                      58.62        65.48         56.82      55.32       54.74
From Net Income
    Noninterest income to total revenue                                  59.1         53.9          59.7       52.9        47.0
    Efficiency (b)                                                      59.08        65.36         55.16      54.63       54.69


(b) The efficiency ratio is noninterest expense divided by the sum of taxable-equivalent net interest income and noninterest income. Amortization of goodwill and other intangibles, distributions on capital securities and mortgage banking risk management activities are excluded for purposes of computing this ratio. Excluding the impact of charges in 2001 related to strategic initiatives and additions to reserves related to insured residual value exposures, the efficiency ratios from continuing operations and from net income were 58.14% and 58.07%, respectively.

3-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

The ratio of noninterest income to total revenue is computed as total noninterest income divided by the sum of net interest income and noninterest income. The ratios in 3-a. above for all periods presented were calculated using taxable-equivalent net interest income. See Item 1-b. of this Exhibit 99.1 for a description of taxable-equivalent net interest income and a reconciliation to net interest income on a GAAP basis.

The ratio of noninterest income to total revenue using net interest income on a GAAP basis is as follows:


Year ended December 31                                                  2002         2001          2000       1999        1998
---------------------------------------------------------------------------------------------------------------------------------
From Continuing Operations                                               59.3%        54.0%         57.7%      51.2%       45.7%
From net income                                                          59.3%        53.9%         59.7%      52.9%       47.0%


See note (b) to the table under 3-a. above regarding the efficiency ratio as calculated for the 2002 Annual Report. The efficiency ratio calculated on a GAAP basis as noninterest expense divided by the sum of net interest income and noninterest income is as follows:


Year ended December 31                                                 2002         2001          2000       1999         1998
---------------------------------------------------------------------------------------------------------------------------------
From Continuing Operations                                            59.83%       69.48%        60.68%     59.08%        58.91%
From net income                                                       60.29        69.38         60.69      59.87         59.93


4-a. EXCERPT FROM PAGE 28, FIRST PARAGRAPH OF "OVERVIEW - SUMMARY FINANCIAL RESULTS," OF THE 2002 ANNUAL REPORT:

Consolidated net income for 2002 was $1.184 billion or $4.15 per diluted share compared with $377 million or $1.26 per diluted share for 2001. Results for 2002 reflected the adoption of Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets," under which goodwill is no longer amortized to expense. Results for 2001 reflected the cost of actions taken during the year to accelerate the repositioning of PNC's lending business and other strategic initiatives. These charges totaled $1.2 billion pretax and reduced 2001 net income by $768 million or $2.65 per diluted share. Excluding the effects of the strategic repositioning charges and goodwill amortization expense, net income for 2001 would have been $1.238 billion, or $4.23 per diluted share.

4-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

The last sentence of the excerpt in 4-a. above does not quantify the impact of 2001 goodwill amortization expense. However, this information is disclosed in
Note 14 Goodwill And Other Intangible Assets in the Notes To Consolidated Financial Statements included in the 2002 Annual Report and incorporated by reference in the 2002 Form 10-K. A reconciliation of 2001 net income and earnings per diluted share on a GAAP basis to the corresponding amounts excluding the effects of the strategic repositioning charges and goodwill amortization expense follows:


In millions, except per share data                                   Net Income     Per diluted share
                                                                  -------------------------------------
2001 net income, GAAP basis                                             $377                $1.26
Add back:  Strategic repositioning charges                               768                 2.65
           Goodwill amortization expense                                  93                  .32
                                                                  -------------------------------------
2001 net income, as adjusted                                          $1,238                $4.23
                                                                      ======                =====


5-a. EXCERPT FROM PAGE 31, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:

REGIONAL COMMUNITY BANKING


Year ended December 31
Taxable-equivalent basis
Dollars in millions                           2002         2001
=================================================================
INCOME STATEMENT
Net interest income                           $1,409      $1,466
Noninterest income                               689         679
-----------------------------------------------------------------
   Operating revenue                           2,098       2,145
Provision for credit losses                       52          50
Noninterest expense                            1,061       1,063
Goodwill amortization                                         36
-----------------------------------------------------------------
    Operating income                             985         996
Net securities (gains)                           (84)        (86)
Strategic repositioning:
  Vehicle leasing costs                                      135
Asset impairment and severance costs                          13
-----------------------------------------------------------------
   Pretax earnings                             1,069         934
Income taxes                                     372         338
-----------------------------------------------------------------
  Earnings                                      $697        $596
=================================================================
PERFORMANCE RATIOS
Return on assigned capital                        27%         22%
Noninterest income to operating revenue           33          32
Efficiency                                        49          54
Efficiency, excluding strategic
repositioning                                     51          50
-----------------------------------------------------------------



5-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

The table below presents the income statement information included in 5-a. above in a format consistent with that used on a GAAP basis and includes in note (a) to the table a reconciliation of net interest income on a taxable equivalent basis to net interest income on a GAAP basis. In addition, the noninterest income to total revenue and efficiency ratios have been recomputed on a GAAP basis, consistent with the approach described at 3-b. above.



Year ended December 31
Taxable-equivalent basis
Dollars in millions                           2002         2001
=================================================================
INCOME STATEMENT
Net interest income (a)                     $1,409       $1,466
Other noninterest income                       689          672
Net securities gains                            84           86
-----------------------------------------------------------------
   Total revenue                             2,182        2,224
Provision for credit losses                     52           50
Noninterest expense                          1,061        1,240
-----------------------------------------------------------------
    Pretax earnings                          1,069          934
Income taxes                                   372          338
-----------------------------------------------------------------
  Earnings                                    $697         $596
=================================================================
PERFORMANCE RATIOS
Return on assigned capital                      27%          22%
Noninterest income to total revenue             35           34
Efficiency                                      49           56
-----------------------------------------------------------------


(a) A reconciliation of net interest income on a taxable-equivalent basis to net interest income on a GAAP basis follows:


Year ended December 31
Dollars in millions                           2002       2001
==============================================================
Net interest income, GAAP basis             $1,403     $1,460
Taxable-equivalent adjustment                    6          6
--------------------------------------------------------------
Net interest income, taxable-equivalent
 basis                                      $1,409     $1,466
--------------------------------------------------------------


6-a. EXCERPT FROM PAGE 32, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:

WHOLESALE BANKING
   CORPORATE BANKING

Year ended December 31
Taxable-equivalent basis
Dollars in millions                           2002       2001
================================================================
INCOME STATEMENT
Net interest income                           $349       $508
Noninterest income                             282        256
----------------------------------------------------------------
   Operating revenue                           631        764
Provision for credit losses                    203         57
Noninterest expense                            359        378
Goodwill amortization                                       3
----------------------------------------------------------------
    Operating income                            69        326
Strategic repositioning:
 Institutional lending repositioning                      891
 Asset impairment and severance costs                      16
 Net (gains) on loans held for sale           (155)
----------------------------------------------------------------
   Pretax earnings (loss)                      224       (581)
Income tax expense (benefit)                    74       (206)
----------------------------------------------------------------
   Earnings (loss)                            $150      $(375)
================================================================
PERFORMANCE RATIOS
Return on assigned capital                      14%       (30)%
Noninterest income to operating revenue         45         34
Efficiency                                      46         71
Efficiency, excluding strategic
repositioning                                   57         49
----------------------------------------------------------------


6-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:
The table below presents the income statement information included in 6-a. above in a format consistent with that used on a GAAP basis and includes in note (a) to the table a reconciliation of net interest income on a taxable-equivalent basis to net interest income on a GAAP basis. In addition, the noninterest income to total revenue and efficiency ratios have been recomputed on a GAAP basis, consistent with the approach described at 3-b. above, and the return on assigned capital ratio reflects the other reclassifications made to the income statement information.


Year ended December 31
Taxable-equivalent basis
Dollars in millions                           2002        2001
================================================================
INCOME STATEMENT
Net interest income (a)                       $349        $508
Noninterest income                             437          31
----------------------------------------------------------------
   Total revenue                               786         539
Provision for credit losses                    203         733
Noninterest expense                            359         387
----------------------------------------------------------------
   Pretax earnings                             224        (581)
Income tax                                      74        (206)
----------------------------------------------------------------
   Earnings                                   $150       $(375)
================================================================
PERFORMANCE RATIOS
Return on assigned capital                      14%       (30)%
Noninterest income to total revenue             56          6
Efficiency                                      46         72
----------------------------------------------------------------


(a) A reconciliation of net interest income on a taxable-equivalent basis to net interest income on a GAAP basis follows:



Year ended December 31
Dollars in millions                            2002      2001
===============================================================
Net interest income, GAAP basis                $344      $501
Taxable-equivalent adjustment                     5         7
---------------------------------------------------------------
Net interest income, taxable-equivalent
 basis                                         $349      $508
---------------------------------------------------------------


7-a. EXCERPT FROM PAGE 33, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:

WHOLESALE BANKING
    PNC REAL ESTATE FINANCE


Year ended December 31
Taxable-equivalent basis
Dollars in millions                        2002        2001
==============================================================
INCOME STATEMENT
Net interest income                        $117        $118
Noninterest income
   Commercial mortgage banking               65          58
   Other                                     44          37
--------------------------------------------------------------
     Total noninterest income               109          95
--------------------------------------------------------------
   Operating revenue                        226         213
Provision for credit losses                 (10)         16
Noninterest expense                         160         139
Goodwill amortization                                    18
--------------------------------------------------------------
    Operating income                         76          40
Strategic repositioning:
   Institutional lending repositioning                   34
   Severance costs                                        1
 Net (gains) on loans held for sale          (3)
--------------------------------------------------------------
   Pretax earnings                           79           5
Minority interest (benefit) expense          (2)
Income tax (benefit) expense                 (9)        (33)
--------------------------------------------------------------
   Earnings                                 $90         $38
==============================================================
PERFORMANCE RATIOS
Return on assigned capital                   23%         10%
Noninterest income to operating revenue      48          45
Efficiency                                   63          60
Efficiency, excluding strategic
repositioning                                64          58
--------------------------------------------------------------


7-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP: The table below presents the income statement information included in 7-a. above in a format consistent with that used on a GAAP basis and includes in note (a) to the table a reconciliation of net interest income on a taxable-equivalent basis to net interest income on a GAAP basis. In addition, the noninterest income to total revenue and efficiency ratios have been recomputed on a GAAP basis, consistent with the approach described at 3-b. above, and the return on assigned capital ratio reflects the other reclassifications made to the income statement information.



Year ended December 31
Taxable-equivalent basis
Dollars in millions                        2002        2001
==============================================================
INCOME STATEMENT
Net interest income (a)                    $117        $118
Noninterest income
 Net commercial mortgage banking             65          58
 Other                                       47          31
--------------------------------------------------------------
     Total noninterest income               112          89
--------------------------------------------------------------
   Total revenue                            229         207
Provision for credit losses                 (10)         44
Noninterest expense                         160         158
--------------------------------------------------------------
   Pretax earnings                           79           5
--------------------------------------------------------------
Minority interest (benefit)                  (2)
Income tax (benefit)                         (9)        (33)
--------------------------------------------------------------
   Earnings                                 $90         $38
==============================================================
PERFORMANCE RATIOS
Return on assigned capital                   23%         10%
Noninterest income to total revenue          49          43
Efficiency                                   70          76
--------------------------------------------------------------


(a) A reconciliation of net interest income on a taxable-equivalent basis to net interest income on a GAAP basis follows:


Year ended December 31
Dollars in millions                         2002      2001
============================================================
Net interest income, GAAP basis             $116      $116
Taxable-equivalent adjustment                  1         2
------------------------------------------------------------
Net interest income,
 taxable-equivalent basis                   $117      $118
------------------------------------------------------------


8-a. EXCERPT FROM PAGE 34, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:


WHOLESALE BANKING
    PNC BUSINESS CREDIT


Year ended December 31
Taxable-equivalent basis
Dollars in millions                        2002        2001
==============================================================
INCOME STATEMENT
Net interest income                        $134        $104
Noninterest income                           59          30
--------------------------------------------------------------
   Operating revenue                        193         134
Provision for credit losses                  64          19
Noninterest expense                          53          29
Goodwill amortization                                     2
--------------------------------------------------------------
    Operating income                         76          84
Strategic repositioning:
   Institutional lending repositioning                   48
  Net losses on loans held for sale          11
--------------------------------------------------------------
   Pretax earnings                           65          36
Income taxes                                 25          14
--------------------------------------------------------------
   Earnings                                 $40         $22
==============================================================
PERFORMANCE RATIOS
Return on assigned capital                   16%         13%
Noninterest income to operating revenue      31          22
Efficiency                                   29          30
Efficiency, excluding strategic
repositioning                                27          22
--------------------------------------------------------------


8-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP: The table below presents the income statement information included in 8-a. above in a format consistent with that used on a GAAP basis. In addition, the noninterest income to total revenue and efficiency ratios have been recomputed on a GAAP basis, consistent with the approach described at 3-b. above.



Year ended December 31
Taxable-equivalent basis
Dollars in millions                        2002        2001
==============================================================
INCOME STATEMENT
Net interest income (a)                    $134        $104
Noninterest income                           48          (8)
--------------------------------------------------------------
   Total revenue                            182          96
Provision for credit losses                  64          29
Noninterest expense                          53          31
--------------------------------------------------------------
   Pretax earnings                           65          36
Income taxes                                 25          14
--------------------------------------------------------------
   Earnings                                 $40         $22
==============================================================
PERFORMANCE RATIOS
Return on assigned capital                   16%         13%
Noninterest income to total revenue          26          (8)
Efficiency                                   29          32
--------------------------------------------------------------


(a) Net interest income on a taxable-equivalent basis equaled net interest income on a GAAP basis for each period presented.

9-a. EXCERPT FROM PAGE 35, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:

PNC ADVISORS


Year ended December 31
Taxable-equivalent basis
Dollars in millions                         2002        2001
===============================================================
INCOME STATEMENT
Net interest income                         $100        $128
Noninterest income
   Investment management and trust           334         393
   Brokerage                                 131         130
   Other                                      89          84
---------------------------------------------------------------
     Total noninterest income                554         607
---------------------------------------------------------------
   Operating revenue                         654         735
Provision for credit losses                    4           2
Noninterest expense                          497         497
Goodwill amortization                                      7
---------------------------------------------------------------
   Pretax earnings                           153         229
Income taxes                                  56          86
---------------------------------------------------------------
   Earnings                                  $97        $143
===============================================================
PERFORMANCE RATIOS
Return on assigned capital                    19%         26%
Noninterest income to operating revenue       85          83
Efficiency                                    76          68
---------------------------------------------------------------


9-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP: The table below presents the income statement information included in 9-a. above in a format consistent with that used on a GAAP basis. In addition, the noninterest income to total revenue and efficiency ratios have been recomputed on a GAAP basis, consistent with the approach described at 3-b. above.



Year ended December 31
Taxable-equivalent basis
Dollars in millions                         2002        2001
===============================================================
INCOME STATEMENT
Net interest income (a)                     $100        $128
Noninterest income
   Investment management and trust           334         393
   Brokerage                                 131         130
   Other                                      89          84
---------------------------------------------------------------
     Total noninterest income                554         607
---------------------------------------------------------------
   Total revenue                             654         735
Provision for credit losses                    4           2
Noninterest expense                          497         504
---------------------------------------------------------------
   Pretax earnings                           153         229
Income taxes                                  56          86
---------------------------------------------------------------
   Earnings                                  $97        $143
===============================================================
PERFORMANCE RATIOS
Return on assigned capital                    19%         26%
Noninterest income to total revenue           85          83
Efficiency                                    76          69
-------------------------------------- ----------- ------------



(a) Net interest income on a taxable-equivalent basis equaled net interest income on a GAAP basis for each period presented.

10-a. EXCERPT FROM PAGE 36, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:

  BLACKROCK


Year ended December 31
Dollars in millions                         2002        2001
===============================================================
INCOME STATEMENT
Investment advisory and
  administrative fees                       $519        $495
Other income                                  58          38
---------------------------------------------------------------
   Total revenue                             577         533
Operating expense                            321         292
Fund administration
   and servicing costs - affiliates           40          61
Amortization of goodwill and other
   intangible assets                           1          10
---------------------------------------------------------------
   Total expense                             362         363
---------------------------------------------------------------
      Operating income                       215         170
Nonoperating income                            9          11
---------------------------------------------------------------
   Pretax earnings                           224         181
Income taxes                                  91          74
---------------------------------------------------------------
   Earnings                                 $133        $107
===============================================================
PERFORMANCE DATA
Return on equity                              24%         25%
Operating margin (a)                          40          36
Diluted earnings per share                  $2.04      $1.65
---------------------------------------------------------------


(a) Excludes the impact of fund administration and servicing costs - affiliates.

10-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP: The table below presents the income statement information included in 10-a. above in a format consistent with that used on a GAAP basis. In addition, the operating margin ratio as presented in the table has been reconciled to the ratio calculated on a GAAP basis as described in note (b) to the table below.


Year ended December 31
Dollars in millions                         2002        2001
===============================================================
INCOME STATEMENT
Investment advisory and
  administration fees                       $519        $495
Other income                                  58          38
---------------------------------------------------------------
   Total revenue                             577         533
Operating expense                            321         292
Fund administration and servicing costs       41          71
---------------------------------------------------------------
   Total expense                             362         363
---------------------------------------------------------------
      Operating income                       215         170
Nonoperating income (a)                        9          11
---------------------------------------------------------------
   Pretax earnings                           224         181
Income taxes                                  91          74
---------------------------------------------------------------
   Earnings                                 $133        $107
===============================================================
PERFORMANCE DATA
Return on equity                              24%         25%
Operating margin (b)                          40          37
Diluted earnings per share                 $2.04       $1.65
---------------------------------------------------------------


(a)  Net of nonoperating expense.
(b) (b) Calculated as operating income divided by total revenue less fund administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows:



Year ended December 31
Dollars in millions                   2002      2001
=========================================================
Operating income                      $215     $170
---------------------------------------------------------
Total revenue                         $577     $533
Less fund administration and
servicing costs                         41       71
---------------------------------------------------------
Revenue used for operating
margin calculation, as reported       $536     $462
Operating margin, as reported          40%       37%
Operating margin, GAAP basis           37%       32%



PNC believes that operating margin, as reported, is an effective indicator of management's ability to effectively employ BlackRock's resources. Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.

11-a. EXCERPT FROM PAGE 37, "REVIEW OF BUSINESSES," OF THE 2002 ANNUAL REPORT:

PFPC


Year ended December 31
Dollars in millions                        2002        2001
==============================================================
INCOME STATEMENT
Fund servicing revenue                     $817        $846
Operating expense                           669         644
Goodwill amortization                                    40
(Accretion)/amortization of
    other intangibles, net                  (19)        (15)
--------------------------------------------------------------
   Operating income                         167         177
Nonoperating income (a)                      10          14
Debt financing                               88          94
Facilities consolidation and other
charges                                     (19)         36
--------------------------------------------------------------
   Pretax earnings                          108          61
Income taxes                                 43          25
--------------------------------------------------------------
   Earnings                                 $65         $36
==============================================================


(a) Net of nonoperating expense.

11-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP: The table below presents the income statement information included in 11-a. above in a format consistent with that used on a GAAP basis.



Year ended December 31
Dollars in millions                        2002        2001
==============================================================
INCOME STATEMENT
Fund servicing revenue                     $817        $846
Operating expense                           650         720
(Accretion)/amortization of
    other intangibles, net                  (19)        (15)
--------------------------------------------------------------
   Operating income                         186         141
Nonoperating income (a)                      10          14
Debt financing                               88          94
--------------------------------------------------------------
   Pretax earnings                          108          61
Income taxes                                 43          25
--------------------------------------------------------------
   Earnings                                 $65         $36
==============================================================


(a) Net of nonoperating expense.

12-a. EXCERPT FROM PAGE 64, FROM THE FIRST PARAGRAPH OF "2001 VERSUS 2000, CONSOLIDATED INCOME STATEMENT REVIEW, SUMMARY RESULTS," OF THE 2002 ANNUAL
REPORT:

Consolidated net income for 2001 was $377 million or $1.26 per diluted share. Excluding the effect of adopting the new accounting standard for financial derivatives, net income was $382 million or $1.28 per diluted share compared with $1.279 billion or $4.31 per diluted share for 2000.

12-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

The second sentence from the excerpt in 12-a. above does not quantify the impact of the adoption of the new accounting standard for financial derivatives, Statement of Financial Accounting Standards ("SFAS") No. 133. However, the after-tax charge of $5 million that the Corporation recognized upon adoption of SFAS No. 133 in 2001 is disclosed in "Selected Consolidated Financial Data" and under "Financial And Other Derivatives" in the Risk Management portion of the Financial Review section of the 2002 Annual Report.

A reconciliation of 2001 net income (in millions) and the corresponding earnings per diluted share amounts as described in 12-a. above to the GAAP amounts follows:

                                                                 NET INCOME    DILUTED EARNINGS PER SHARE

2001 net income, GAAP basis                                         $377             $1.26
After-tax charge related to the adoption of SFAS No. 133               5               .02
                                                                    ----             -----
2001 net income, excluding impact of adoption of SFAS No. 133       $382             $1.28
                                                                    ====             =====



13-a. EXCERPT FROM PAGE 64, "2001 VERSUS 2000, CONSOLIDATED INCOME STATEMENT REVIEW, NET INTEREST INCOME," OF THE 2002 ANNUAL REPORT:

Taxable-equivalent net interest income of $2.278 billion for 2001 increased 4% compared with 2000 net interest income of $2.182 billion.

13-b. DISCUSSION OF NON-GAAP FINANCIAL MEASURE AND RECONCILIATION TO GAAP:

See 1-b. of this Exhibit 99.1 for a description of taxable-equivalent net interest income and a reconciliation of 2001 and 2000 taxable-equivalent net interest income amounts to the corresponding amounts calculated in accordance with GAAP.

GLOSSARY OF TERMS

     ACCOUNTING/ADMINISTRATION NET ASSETS - Domestic and foreign assets for which PNC provides accounting and administration services. These assets are not included in PNC's balance sheet.

     ADJUSTED AVERAGE TOTAL ASSETS - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

     ANNUALIZED - Adjusted to reflect a full year of activity.

     ASSETS UNDER MANAGEMENT - Assets held by PNC in a fiduciary capacity for customers/clients. These assets are not included in PNC's balance sheet.

     ASSIGNED CAPITAL - Capital assignments based on management's assessment of inherent risks and equity levels at independent companies providing similar products and services in order to present, to the extent practicable, the financial results of each business as if the business operated on a stand-alone basis.

     CHARGE-OFF - Process of removing a loan or portion of a loan from a bank's balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan's market value is less than its carrying amount prior to the transfer. This difference is a charge-off.

     COMMON SHAREHOLDERS' EQUITY TO TOTAL ASSETS - Common shareholders' equity divided by total assets. Common shareholders' equity equals total shareholders' equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

     CUSTODY ASSETS - Assets held on behalf of clients under safekeeping arrangements. Such assets are not reported in PNC's balance sheet. Assets held in custody accounts at other institutions on behalf of PNC are included in the appropriate asset categories as if held in the physical custody of PNC.

     EARNING ASSETS - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold and certain other assets.

     EFFICIENCY RATIO - Noninterest expense divided by the sum of net interest income and noninterest income.

     INSTITUTIONAL LENDING REPOSITIONING - A 2001 PNC strategic action taken to build a more diverse and valuable business mix designed to create shareholder value over time by reducing lending leverage and improving the risk/return characteristics of the banking business.

     LEVERAGE RATIO - Tier 1 risk-based capital divided by adjusted average total assets.

     NET INTEREST MARGIN - Annualized taxable-equivalent net interest income divided by average earning assets.

     NONINTEREST INCOME TO TOTAL REVENUE - Total noninterest income divided by total revenue. Total noninterest income includes asset management, fund servicing, service charges on deposits, brokerage, consumer services, corporate services, equity management, net securities gains (losses) and other noninterest income. Total revenue includes total noninterest income plus net interest income.

     NONPERFORMING ASSETS - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed and other assets.

     NONPERFORMING LOANS - Nonperforming loans include nonaccrual loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets.

     OPERATING MARGIN - Operating income divided by total revenue.

     RETURN ON ASSIGNED CAPITAL - Annualized net income divided by assigned capital.

     RETURN ON AVERAGE ASSETS - Annualized earnings divided by average assets. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

     RETURN ON AVERAGE EQUITY - Annualized earnings divided by average shareholders' equity. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

     RISK-WEIGHTED ASSETS - Primarily computed by the assignment of specific risk-weights, as defined by The Board of Governors of the Federal Reserve System, to assets and off-balance sheet instruments.

     SECURITIZATION - The process by which financial assets are legally transformed into securities.

     SHAREHOLDERS' EQUITY TO TOTAL ASSETS - Total shareholders' equity divided by total assets.

     TAXABLE-EQUIVALENT INTEREST - The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

     TIER 1 AND TOTAL RISK-BASED CAPITAL - Terms used by The Board of Governors of the Federal Reserve System to describe the capital adequacy of a bank holding company. Refer to the Risk-Based Capital table within the Capital portion of the Consolidated Balance Sheet Review of the Financial Review section of the 2002 Annual Report for the components of risk-based capital.

     TIER 1 RISK-BASED CAPITAL RATIO - Tier 1 risk-based capital divided by risk-weighted assets.

     TOTAL ASSETS SERVICED - Domestic and foreign assets for which PNC provides mutual fund related services. These assets are not included in PNC's balance sheet.

     TOTAL DEPOSITS - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

     TOTAL RISK-BASED CAPITAL RATIO - Total risk-based capital divided by risk-weighted assets.

     TOTAL TRANSACTION DEPOSITS - The sum of noninterest-bearing demand deposits, interest-bearing demand deposits and money market accounts.